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                                                                 EXHIBIT 10.16

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO MOLECULAR INNOVATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A NOTE PURCHASE AGREEMENT BETWEEN MOLECULAR INNOVATIONS, INC. AND HOLDER.


                                CONVERTIBLE NOTE


Principal: $300,000                                            February 5, 1999
                                                               Boulder, Colorado

        FOR VALUE RECEIVED the undersigned, Molecular Innovations, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Ansys Diagnostics, Inc., a California corporation ("Holder"), at 25200 Commerce Centre Drive, Lake Forest, California 92630 the principal sum of Three Hundred Thousand Dollars ($300,000), or such lesser amount as may be outstanding hereunder, with interest at the rate of nine percent (9%) per annum, compounded annually. The principal amount and accrued interest on this Note shall be payable as set forth in the Note Purchase Agreement, as hereinafter defined.

        The undersigned further promises to pay interest on the unpaid principal amount of this Note from the date hereof until this Note is paid in full, payable at the rates and at the times set forth in the Note Purchase Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

        This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Convertible Note Purchase Agreement dated as of the date hereof (herein, as amended or otherwise modified from time to time, called the "Note Purchase Agreement"), between the Company and Holder, to which Note Purchase Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

        The entire unpaid principal amount of this Note (to the extent not prepaid or converted in accordance with the Note Purchase Agreement) together with any and all accrued but unpaid interest, shall be due and payable on July 31, 2000.

        As provided in the Note Purchase Agreement, this Note or any portion of the unpaid principal amount hereof, together with unpaid interest accrued thereon may at the time specified and upon the conditions set forth in the Note Purchase Agreement, be converted into fully paid and nonassessable shares of capital stock of the Company at the price specified in the Note Purchase Agreement.


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        Upon the occurrence of an Event of Default, as defined in the Note
Purchase Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

        Whenever Holder shall sustain or incur any losses or out-of-pocket expenses with respect to this Note in connection with (a) repayment of overdue amounts under this Note or (b) failure by the Company to pay all principal and interest, if any, of this Note when due hereunder (whether at maturity, by reason of acceleration, or otherwise), the Company shall pay, on demand, to Holder, in addition to any other penalties or premiums hereunder, an amount sufficient to compensate Holder for all such losses or out-of-pocket expenses, including, without limitation, all costs and expenses of a suit or proceeding (or any appeal thereof) brought for recovery of all or any part of or for protection of the indebtedness evidenced by this Note or to enforce Holder's rights hereunder, including reasonable attorney's fees.

        The remedies provided in this Note and the Note Purchase Agreement shall be cumulative, and shall be in addition to any other rights or remedies now or hereafter provided by law or equity. No delay, failure or omission by Holder or any holder of this Note, in respect of any default by the Company, to exercise any right or remedy shall constitute a waiver of the right to exercise the right or remedy upon any such default or subsequent default.

        The Company's obligations under this Note shall be paid and performed by the Company without any defense, claims, setoffs, counterclaims, recoupments, reductions, limitations, impairments or terminations which the Company may now have or hereafter has or could have against Holder, and the Company hereby waives all of the same. The Company hereby waives the benefit or all laws now or hereafter enacting affording any right to any appraisement, any stay of execution or extension of time for payment. Except as set forth herein, notice of demand, presentation for payment, notice of nonpayment or dishonor, protest and notice of protest are hereby waived by the Company. The Company agrees that the granting, without notice of any extensions or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement contained herein, or the granting of any other indulgences to the Company, or any another modifications or amendment of this Note, or the acceptance, release or substitution by Holder of any security, shall in no way release or discharge the liability of the Company.

        Anything in this Note to the contrary notwithstanding, no provision of this Note, whether operating individually or in conjunction with any applicable provisions of the Note Purchase Agreement shall require the payment or permit the collection of interest in excess of the highest rate permitted by applicable law, and any portion of the interest otherwise payable under this Note, whether operating individually or in conjunction with any applicable provisions of the Note Purchase Agreement, which is in excess of the highest rate permitted by applicable law shall be cancelled automatically or (if heretofore paid) shall, at the option of the Company, be either refunded to the Company or credited to the Principal Amount of this Note.


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        This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        If any of the provisions of this Note or the Note Purchase Agreement shall be held to be invalid or unenforceable, the determination of invalidity or unenforceability of any such provision shall not affect the validity or enforceability of any other provision or provisions hereof.

        This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of and be enforceable by Holder and its successors and assigns.

        All notices to the Company expressly required in this Note shall be given in accordance with the terms of the Note Purchase Agreement.

        At the option of Holder, an action may be brought to enforce this Note in the District Court in and for the City and County of Boulder, State of Colorado, or in any other court in which venue and jurisdiction are proper. The Company and all signers or endorsers hereof consent to such venue and jurisdiction and to service of process under Colorado Revised Statutes (1973) Sections 13-1-124(l)(a) and 13-1-125, in any action commenced to enforce this Note.

        This Note shall be construed and enforced in accordance with the laws of the State of Colorado.

                                            MOLECULAR INNOVATIONS, INC.,
                                             a Delaware corporation



                                            By:    /s/ Jack Wheeler
                                                   ----------------------------
                                            Name:  Jack Wheeler
                                                   ----------------------------
                                            Title: President & CEO
                                                   ----------------------------



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